UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CBAK ENERGY TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

IMPORTANT INVESTOR INFORMATION - YOUR VOTE COUNTS!

Notice of Internet Availability of Proxy Materials

Your name, number of shares and Control Number appear in the upper-left-hand corner of this Notice for online voting purposes.

To vote your shares, please follow the instructions listed below.

Important Notice Regarding the Availability of Proxy Materials for the CBAK Energy Technology, Inc. Shareholder Meeting to Be Held on DECEMBER 15, 2023 (“2023 Annual Meeting”)

(1) This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2) The proxy statement and annual report to security holders are available at http://onlineproxyvote.com/CBAK/

(3) If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before November 14, 2023 to facilitate timely delivery.

The CBAK Energy Technology, Inc. 2023 Annual Meeting will be held on December 15, 2023, at 9:00 a.m. local time, at BAK Industrial Park, Meigui Street, Huayuankou Economic Zone, Dalian City, 116450, People’s Republic of China. A description of the matters to be voted on, and the recommendations of the Board of Directors regarding these matters, appear on the second page of this notice. Instructions for voting your shares also appear below.

How to vote online:

Step 1: Go to http://onlineproxyvote.com/CBAK/
Step 2: Enter your control number as included in this Notice and click “submit” to access the proxy materials.
Step 3: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 4: To vote online, click on the designated link and follow the on-screen instructions.

How to receive a copy of the proxy materials by mail or e-mail for this meeting or for future shareholder meetings:

Telephone: Call the Company’s transfer agent, Securities Transfer Corporation, at (469) 633-0101.

Email: Send an email with “CBAK Energy Technology Proxy Materials Order” in the subject line and in the body of the message, include your full name, address, and request, to: proxyvote@stctransfer.com

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOITCE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. To receive directions to the meeting, please contact CBAK Energy Technology, Inc.’s Investor Relations Department at BAK Industrial Park, Meigui Street, Huayuankou Economic Zone, Dalian City, 116450, People’s Republic of China; Telephone: 86-411-39185985; Fax: 86-411-39185980; E-mail: IR@cbak.com.cn.

Proposals to be voted on at CBAK Energy Technology, Inc.’s 2023 Annual Meeting are listed below along with the recommendations of the Board of Directors of the Company.

The Board of Directors recommends that you vote FOR the following:

1.	Elect as Directors the nominees listed below:

01 Yunfei Li	FOR ☐	AGAINST ☐	ABSTAIN ☐
02 J. Simon Xue	FOR ☐	AGAINST ☐	ABSTAIN ☐
03 Martha C. Agee	FOR ☐	AGAINST ☐	ABSTAIN ☐
04 Jianjun He	FOR ☐	AGAINST ☐	ABSTAIN ☐
05 Xiangyu Pei	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends that you vote FOR the following:

2.	Ratify the selection of ARK Pro CPA & Co as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2023.

FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends that you vote FOR the following:

3.	Approve the CBAK Energy Technology 2023 Equity Incentive Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends that you vote FOR the following:

4.	Vote to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends that you vote “EVERY THREE YEARS” for the following:

5.	Vote to approve, on an advisory basis, the frequency of voting with respect to the compensation of the Company’s Named Executive Officers.

EVERY YEAR ☐	EVERY TWO YEARS ☐	EVERY THREE YEARS ☐	ABSTAIN ☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.